UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

POLAR POWER, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

249 E. Gardena Boulevard, Gardena, California	90248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 830-9153

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On July 2, 2020, Polar Power, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the sale by the Company in a private placement of 1,250,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at a purchase price of $2.25 per share. Additionally, at Closing (as defined below) each Investor received a common stock purchase warrant (collectively, the “Warrants”) to purchase up to a number of shares of Common Stock equal to, for each Share purchased by the Investor, 0.5 shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”).

The Purchase Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Warrants have an exercise price of $3.13 per share, are exercisable beginning on July 7, 2020 and have a term of five years.

The closing (the “Closing”) of the private placement took place on July 7, 2020. The aggregate gross proceeds from the sale of the Shares and Warrants was approximately $2.8 million. The Company intends to use the net proceeds from the private placement for working capital purposes.

Registration Rights Agreement

On July 2, 2020, in connection with the private placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement to register for resale the Shares and the Warrant Shares.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration.

Lock-Up Agreements

On July 2, 2020, the Company and the Company’s officers and directors agreed to a “lock-up” with respect to shares of Common Stock and other securities beneficially owned, including securities that are convertible into, or exchangeable or exercisable for, shares of Common Stock, commencing on July 2, 2020 and lasting until 30 days after the earliest of the date that: (i) the initial registration statement is declared effective by the SEC, (ii) all of the Shares and Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions, (iii) following the one year anniversary of the closing date, subject to certain conditions, or (iv) all of the Shares and Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions, subject to certain conditions. Subject to certain exceptions, during the lock-up period, the Company and its executive officers and directors may not offer, sell, pledge or otherwise dispose of the foregoing securities.

The foregoing descriptions of the material terms of the Purchase Agreement, Warrant and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the Purchase Agreement, Warrant and Registration Rights Agreement filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the private placement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company sold the Shares and Warrant Shares to institutional investors in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investors represented that they are acquiring the Shares and Warrant Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares and Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 8.01	Other Events.

On July 2, 2020, the Company issued a press release announcing the private placement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
4.1	Form of Common Stock Purchase Warrant (*)
10.1	Form of Securities Purchase Agreement dated July 2, 2020 by and among Polar Power, Inc. and the Investors (*)
10.2	Form of Registration Rights Agreement dated July 2, 2020 by and among Polar Power, Inc. and the Investors (*)
99.1	Press Release dated July 2, 2020

(*)	Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2020	POLAR POWER, INC.

	By:	/s/ Arthur D. Sams
Arthur D. Sams,
President, Chief Executive Officer and Secretary

3